UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

MOHAWK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	01 13697	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia		30701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Mohawk Industries, Inc. (the “Company”) held on May 9, 2012, the stockholders of the Company approved the 2012 Incentive Plan (the “2012 Plan”). Employees, officers, directors and consultants selected by the Compensation Committee of the Company’s Board of Directors and management are eligible to participate in the 2012 Plan, including our principal executive officer, principal financial officer and our other named executive officers. A total of 3,200,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2012 Plan. A description of the material terms of the 2012 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-13697) as filed with the Securities and Exchange Commission on April 3, 2012, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting, stockholders were asked to elect a class of directors to serve a three-year term beginning in 2012, ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, make a non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers, as disclosed and discussed in the compensation discussion and analysis, compensation tables and any related material disclosed in the proxy statement and vote to approve the Company’s 2012 Incentive Plan.

(1)	Votes regarding the election of the following persons as directors for a three-year term beginning in 2012 were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce C. Bruckmann	55,831,314	4,514,499	3,699,035
Frans G. De Cock	57,350,561	2,995,252	3,699,035
Joseph A. Onorato	57,534,401	2,811,412	3,699,035

(2)	Votes regarding ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
63,592,774	78,079	373,995	0

(3)	Votes regarding the non-binding, advisory vote to approve the compensation of the Company’s Named Executive Officers were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
56,003,519	3,220,819	1,121,475	3,699,035

(4)	Votes regarding the approval of the Company’s 2012 Incentive Plan were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
57,092,372	2,141,211	1,112,230	3,699,035

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits:

99.1 Mohawk Industries, Inc. 2012 Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-13697) filed with the Securities and Exchange Commission on April 3, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

Date: May 11, 2012	By:	/s/ James T. Lucke
James T. Lucke
Vice President, General Counsel and Secretary